[front cover]

                                                            [logo]Oppenheimer
                                                                  Pennsylvania
                                                                  Municipal Fund


                        [photo montage of Pennsylvania]


Tax-Free                                                       ANNUAL REPORT
Income for                                                     July 31, 2000
Pennsylvania
Investors


                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

 [logo]OPPENHEIMER
       Pennsylvania
       MUNICIPAL FUND


                    "Oppenheimer Pennsylvania Municipal Fund

                       may be a better bet than it seems

               ...For those interested in an aggressive offering,

                           this fund bears watching."


Morningstar's Oppenheimer Pennsylvania Municipal Fund Analysis

May 8, 2000

Morningstar, Inc. is a nationally recognized mutual fund rating service.

         DIVIDEND DISTRIBUTIONS*
            8/1/99 - 7/31/00
----------------------------------------
Dividend per Share (in cents)
     Month   Class A   Class B Class C
    August     5.1       4.3     4.4
   September   5.4       4.6     4.6
    October    5.4       4.7     4.7
   November    5.4       4.7     4.7
   December    5.4       4.6     4.6
    January    5.4       4.7     4.7
   February    5.6       4.9     4.9
     March     5.6       4.9     4.9
     April     5.6       4.9     4.9
      May      5.6       4.9     4.9
     June      5.6       4.9     4.9
     July      5.6       4.9     4.9

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

DEAR SHAREHOLDER,

                           [photo]Bridget A. Macaskill
                                  President
                                  Oppenheimer Pennsylvania
                                  Municipal Fund

     The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
     As we entered the year 2000, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
     During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
     At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families toward significant financial goals. In general, short-term trading is risky and may compromise a well-planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.
     We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
     You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies -- and making investment decisions designed to try to take advantage of them over the long term -- is central to what makes OppenheimerFunds The Right Way to Invest.
     Sincerely,

     /s/ Bridget A. Macaskill

     Bridget A. Macaskill
     August 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

1 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

THE "ROCHESTER" WAY

     OppenheimerFunds, Inc. has operated as an investment advisor since 1959. As of July 31, 2000, OppenheimerFunds, Inc. (including subsidiaries) managed assets of more than $120 billion, including investment companies with more than 5 million shareholder accounts and private accounts.
     The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of regional municipal bond funds. These Funds -- Rochester Fund Municipals, the Limited Term New York Municipal Fund, and the Oppenheimer Pennsylvania Municipal Fund -- pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market.(1)
     Refined since May 1986, the unique investment approach utilized by the Rochester Division of OppenheimerFunds, Inc. has proven to be beneficial. By conducting intensive research within the universe of Pennsylvania municipal bonds, the portfolio management team has been able to apply unique strategies relating to the municipal bond market.

1. The Oppenheimer Pennsylvania Municipal Fund is not available in all states. Please consult your financial advisor for more details.

 [logo]OPPENHEIMER
       Pennsylvania
       MUNICIPAL FUND

[logo]Rochester Fund Municipals
      Limited Term New York Municipal Fund



2 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD

     As of July 31, 2000, the opinion of many municipal bond fund managers -- including us -- is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes during the coming year.
     During the later months of last year and into 2000, demand for municipal bonds did not keep pace with the demand for U.S. Treasury bonds, as global investors sought guaranteed investment returns secure from growing international instabilities. This demand served, in part, to decrease the yield on Treasury bonds, making Treasuries "rich" and narrowing the spread, or difference, between their yields and the yields on municipal bonds of comparable maturities.
     Consider this example: On July 31, 2000, AAA rated 30-year Pennsylvania municipal bonds yielded 5.6%, while the 30-year Treasury yielded 5.8%. But, while the higher rated municipal bond yields only 97% of its comparable Treasury, this is before any tax implications. On a pretax basis, the taxable equivalent yield on such a hypothetical municipal bond investment would jump to 9.6% for investors in the highest possible tax bracket.(1)
     Municipal bonds aren't typically this cheap relative to Treasuries, as the spread between the two yields tends to be considerably wider, because both investors and issuers of municipal debt recognize the significance of taxable equivalent yields.
     To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown. (The specific yields depicted are not intended to be representative of any mutual fund, and are shown for illustrative purposes only.)

1.The value of Treasuries, if held to maturity, is fixed; principal is guaranteed, and interest is fixed.

[bar chart]
    5.6%               5.8%            9.6%

  30-Year            30-Year         Taxable
Pennsylvania        Treasury        Equivalent
 Bond Yield           Yield           Yield
[end bar chart]

Data source: Bloomberg Business News.
Taxable Equivalent Yield assumes the
maximum combined federal and
Pennsylvania income tax bracket.
All figures are calculated as of 7/31/00.

                                          TAX EXEMPT VS. TAXABLE YIELDS

                                          Effective                            Effective
                                       Tax Bracket for     Taxable Rate     Tax Bracket for    Taxable Rate
                                        Pennsylvania      Needed to Equal    Philadelphia     Needed to Equal
2000 Taxable Income                       Residents    Current Tax-free Rate   Residents   Current Tax-free Rate

Single Return         Joint Return                         6.0%    6.5%                        6.0%    6.5%

$0 - $26,250          $0 - $43,850          17.4%          7.3%    7.9%          21.3%         7.6%    8.3%

$26,251 - $63,550     $43,851 - $105,950    30.0%          8.6%    9.3%          33.3%         9.0%    9.7%

$63,551 - $132,600    $105,951 - $161,450   32.9%          8.9%    9.7%          36.1%         9.4%   10.2%

$132,601 - $288,350   $161,451 - $288,350   37.8%          9.6%   10.5%          40.7%        10.1%   11.0%

over $288,350         over $288,350         41.3%         10.2%   11.1%          44.0%        10.7%   11.6%

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation.

3 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

DEAR SHAREHOLDERS,


[photo]
Portfolio Management (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio Manager,
Rochester Division

Ronald H. Fielding, CFA
Senior Vice President, Portfolio Manager and
Chief Strategist, Rochester Division


September 11, 2000


     We are pleased to provide shareholders of Oppenheimer Pennsylvania Municipal Fund with the Fund's 2000 Annual Report.
     The Fund has provided investors with two increases in the monthly dividend for Class A shares during the past year, raising the dividend from $.051 to $.056 per share. Other share classes had proportional increases. On September 8, 2000, the Fund began accruing for an additional dividend increase of $.003, which will raise the Class A dividend to $.059 per share beginning with the October 2000 dividend payment. This will be the fourth increase in the monthly dividend since we began managing the Fund, bringing the cumulative increase to $.01 per share. This is a 20.4% increase and translates to 101 basis points of additional annual yield for shareholders. Please consult your statement for details, including the proportional increase for Class B and C shares.
     On July 31, 2000, the Fund reported a distribution yield of 5.8% for Class A shares (at Maximum Offering Price), and 30-day SEC yield of 5.6%.(1) As always, we recognize the importance of tax-free income to our investors. For Pennsylvania taxpayers reporting more than $105,951 on joint returns ($63,551 for single filers), 5.6% is equal to at least 8.3% on a taxable investment. And residents of Philadelphia or Pittsburgh benefit even more. (See the information regarding taxable equivalent yields enclosed within this report.) Clearly, the Oppenheimer Pennsylvania Municipal Fund continues to offer value to tax-weary Pennsylvanians.
     The dividend increases demonstrate the greatest benefit of investing through mutual funds: active portfolio management. A portfolio management team can closely monitor, evaluate and capitalize on unique opportunities as they arise in the market for shareholders. During this period, for example, rising interest rates have created opportunities to add higher yielding bonds that have enhanced the Fund's dividend. The successful time-tested management strategies we have been applying within the Pennsylvania municipal bond market are unlocking value for shareholders.
     The past year's market volatility has created both challenges and opportunities for municipal bond fund investors. Portfolio duration -- a measure of volatility -- was slightly longer than we would have preferred in the midst of recent interest rate increases. But shareholders in the Oppenheimer Pennsylvania Municipal Fund already have begun to experience the benefits of maintaining a longer term perspective. The Fund's long-term Class A


4 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

[top bar]
The municipal bond market has proven volatile during 1999 and 2000. But, during this period, the Fund's actual dividend payout has been raised a total of four times as of the October 2000 distribution--an increase of 20.4%.

[bar graph]
Dividend History -- Oppenheimer Pennsylvania Municipal Fund

Class A Shares

Jan-99     0.049
Feb-99     0.049
Mar-99     0.049
Apr-99     0.049
May-99     0.049
Jun-99     0.051
Jul-99     0.051
Aug-99     0.051
Sep-99     0.054
Oct-99     0.054
Nov-99     0.054
Dec-99     0.054
Jan-00     0.054
Feb-00     0.056
Mar-00     0.056
Apr-00     0.056
May-00     0.056
Jun-00     0.056
Jul-00     0.056
Aug-00     0.056
Sep-00     0.056
Oct-00     0.059
[end bar graph]

While we attempt to keep the monthly dividend as high and consistent as is prudent, dividend adjustments are made periodically. The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on Class B and Class C shares may vary over time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during its last fiscal year.
[end top bar]

shareholders (and others not subject to current sales charges) received cumulative total returns of 6.18% and (1.00)% for the six-month and one-year periods ended July 31, 2000, respectively. Even those subject to maximum sales charges realized the benefit of this year's renewed market viability, with cumulative total returns improving to 1.14% (for the six-month period) over (5.71)% (for the one-year period). It is important to note that during this period the Fund experienced no credit losses -- which indicates to us that any significant, adverse fluctuation in the share price was caused by market conditions. Since January 1, 2000, we have improved overall credit quality in the portfolio by adding higher quality bonds which offer good yields and below-average volatility, increasing the Fund's average credit quality from BBB+ to A-.(2)
     Despite a total of six separate short-term interest rate increases by the Federal Reserve Board over the past year, Pennsylvania's municipal bond markets have enjoyed the benefits of a strong U.S. economy. Short-term interest rate increases, while initially disruptive for bond investors, are intended to perpetuate the benefits of a strong economy over the longer term. In orchestrating a "soft landing," the Fed must engineer an economy that's strong enough to provide jobs for willing workers, and to prevent defaults, but not so strong as to create inflation. Since no one can be certain whether the Fed is through tightening interest rates, we believe that our shareholders are best served through portfolio diversification and yield-oriented strategies intended to make the most of a variety of market conditions.
     We believe that now is an attractive time to own municipal securities. And maintaining a long-term investment approach continues to be important for municipal bond investors. Your financial advisor can help you to make the most of the attractive, triple tax-free income that Oppenheimer Pennsylvania Municipal Fund has to offer. You can learn more about the specifics of your Fund's performance and our understanding of current market conditions by reading the "Manager's Discussion and Analysis" section immediately following this letter.
     Thank you.

     /s/ Anthony A. Tanner
     Anthony A. Tanner, CFA
     Vice President, Portfolio Manager


     /s/ Ronald H. Fielding
     Ronald H. Fielding, CFA
     Senior Vice President, Portfolio Manager

1. Distribution yield at MOP (based on last distribution) is annualized and divided by payable date offering price. Standardized yield (based on net investment income for the 30-day period ended 7/31/00) is annualized and divided by the period-end offering price. Past performance is not predictive of future results.
2. Portfolio data are as of July 31, 2000, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard and Poor's rating category. Average credit quality and allocation includes securities rated by a national rating organization as well as unrated securities (currently 35.0% of total investments) to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

5 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

[photo]
The Rochester Investment Team (l to r)

Ronald H. Fielding, CFA
Senior Vice President, Portfolio Manager and
Chief Strategist, Rochester Division
Founded the Rochester Investment Team in May 1983

Anthony A. Tanner, CFA
Vice President and Portfolio Manager, Rochester Division
Joined the Rochester Investment Team in June 1991

Daniel G. Loughran, CFA
Vice President and Assistant Portfolio Manager,
Rochester Division
Joined the Rochester Investment Team in October 1994

Richard A. Stein, CFA
Vice President-- Credit Analysis, Rochester Division
Joined the Rochester Investment Team in May 1993

James E. Bragg
Credit Analyst, Rochester Division
Joined the Rochester Investment Team in June 1999

Christopher D. Weiler, CFA
Assistant Vice President-- Credit Analysis,
Rochester Division
Joined the Rochester Investment Team in January 1999


     The primary goal of Oppenheimer Pennsylvania Municipal Fund is to earn a high level of income exempt from federal, Pennsylvania State and applicable local personal income tax for its investors, and the Fund continued to accomplish that goal throughout the year.(1) The Federal Reserve Board has raised short-term interest rates six separate times during the past year. As a result, municipal bond (and bond fund) prices have been declining for most of this period. However, the Fund's NAV has rallied since the Fed's last rate increase on May 16, in accordance with the market's belief that the year-long campaign of the Fed to control inflation is working.
     In our opinion, shares of the Fund currently represent a comparatively outstanding value for investors. The taxable equivalent yields of the Oppenheimer Pennsylvania Municipal Fund remain very attractive, especially when compared to the current level of inflation in the U.S. economy, or against the yields of taxable corporate or Treasury bonds.
     Municipal bonds also remain an effective diversification tool. While the S&P, Dow Industrials and NASDAQ Composite indexes have all posted declines year to date, long-term municipal bonds have enjoyed attractive positive total returns that have exceeded the returns on both long-term investment-grade and lower rated corporate bonds.
     Are we at the end of the Fed interest rate increase regimen? No one can be certain. But since there are signs that recent increases have begun to slow the economy to a pace of sustainable growth, they may well be achieving the desired effect. And, while the effect on bonds may be painful in the short term, keeping inflation in check ultimately benefits all fixed income investors.
     The Pennsylvania economy remained healthy through this reporting period, and the state continues to maintain a AA credit rating. The economic expansion has boosted the finances of municipal governments, reducing their borrowing needs. As a result, municipalities have been issuing fewer new bonds this year. New bond issuance in Pennsylvania through July 31 was approximately 70% below the same period last year.
     We have purchased bonds in the secondary market that have improved both quality and yield in the portfolio. The secondary market has continued to offer a plentiful supply of previously issued bonds with advantages often overlooked by both competing fund managers and individual investors.
     One of the most compelling reasons to own municipal bonds through a mutual fund is the opportunity for diversification. Simply put, we give investors the opportunity to invest in a much wider range of municipal bonds than they could obtain individually. Since this report last year we have significantly broadened the Fund's diversification. We've reduced the average holding size and increased the number of individual holdings in the Fund from 101 to 130 issues. To minimize the potential impact of adversity in any one particular market sector, region, maturity or credit, we continue to purchase bonds from many different sectors across Pennsylvania. Especially with recent market fluctuation, we've been able to find underappreciated credits -- at lower than normal prices -- that competing fund managers and individual investors have overlooked.
     And we continue to "scavenger hunt" in the secondary markets, accumulating desirable holdings through multiple purchases of bonds in smaller quantities at discounted prices. Unlike the typical municipal bond fund, several of the Fund's holdings are in sizes well below $1 million. That's because we believe great value is not restricted to larger trading sizes. In fact, we often find the best values are in "small packages".

1. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

6 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

[sidebar]

                     YIELDS
                  As of 7/31/00
   -------------------------------------------
          Distribution Yield     Standardized
            At NAV  At MOP           Yield
   Class A   6.07%   5.78%           5.58%
   Class B   5.35%   5.35%           5.12%
   Class C   5.36%   5.36%           5.11%

Distribution yield at NAV and MOP (based on last distribution, July 10, 2000) are annualized and divided by NAV and offering price, respectively. Distribution yield at NAV does not include sales charges. Standardized yield is based on net investment income for the 30-day period ended July 31, 2000. Falling share prices will tend to artificially raise yields.

                     TOTAL RETURN
                   As of 7/31/00 (1)
                     Cumulative       Average Annual
                     NAV     MOP       NAV     MOP
  ---------------------------------------------------
  A SHARES
  6-Month            6.18%   1.14%       --      --
  1-Year            (1.00)% (5.71)%   (1.00)% (5.71)%
  5-Year            23.67%  17.80%     4.34%   3.33%
  10-Year           75.60%  67.25%     5.79%   5.28%

  B SHARES
  6-Month            5.69%   0.69%       --      --
  1-Year            (1.75)% (6.42)%   (1.75)% (6.42)%
  5-Year            19.00%  17.11%     3.54%   3.21%
  Life (5/3/93)     29.19%  29.19%     3.60%   3.60%

  C SHARES
  6-Month            5.69%  (4.69)%      --      --
  1-Year            (1.75)% (2.68)%   (1.75)% (2.68)%
  Life (8/29/95)    18.90%  18.90%     3.58%   3.58%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 0% (life-of-class). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class C returns for the one-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Beginning in January, 1997, the Fund's Manager voluntarily agreed to waive a portion of its management fee. Absent that voluntary waiver, the Fund's total returns and yields would have been less. The Manager withdrew that voluntary undertaking on 6/1/00.
The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Class A Average Annual Total Returns at MOP for the one-year, five-year and ten-year periods ended 6/30/00 were (8.19)%, 2.92% and 5.16%, respectively. Class B Average Annual Total Returns (including the applicable Contingent Deferred Sales Charge) for the periods of one-year, five-years and since inception, ending 6/30/00, were (8.81)%, 2.81% and 3.26%, respectively. Class C Average Annual Total Returns for the periods of one-year (including the 1% Contingent Deferred Sales Charge) and since inception, ending 6/30/00, were (5.26)%, and 3.10%, respectively.
[end sidebar]

     The Fund's $75,000 holding of Pennsylvania Higher Education Student Loan Revenue bonds illustrates this. These bonds are AMBAC insured and rated AAA. They carry a 7.05% coupon, mature October 1, 2016, and are callable on October 1, 2001. We accumulated these bonds in the secondary market through two purchases at an average yield-to-call of 5.70%. The 5.70% yield was equivalent to the yields available on newly issued A rated general obligation bonds with the same final maturity. The value in the student loan bonds lies in the fact that: 1) their above-market coupon and call structure produce very little interest rate risk and, 2) should they remain outstanding beyond the call date (a very common occurrence), the yield the Fund earns will increase. Seeking out bonds such as these with below-average risk and above-average yield potential is a hallmark of our management style.
     Another of our primary portfolio strategies is executing "swaps" -- exchanging selected bonds for others with different characteristics that can benefit the portfolio. For example, the recent sale of part of the portfolio's position in Pennsylvania Economic Development Authority (National Gypsum) bonds benefited the portfolio in a number of ways. First, we bought the bonds of an investment-grade nonprofit organization that provided 65 basis points of additional yield and had a shorter maturity, enabling us to further diversify the portfolio. Notably, we retained part of our position in National Gypsum: the issuer has been operating successfully in a highly cyclical industry, as evidenced, in part, by regular balance sheet improvements. We feel that the price of these National Gypsum bonds does not yet fully reflect these and other positive factors, and they continue to offer the potential for price appreciation while generating attractive income for the portfolio.(2)
     We have also continued to identify attractive opportunities in the long-term adult care sector. The Fund's holdings in this sector are broadly diversified across 11 issuers located throughout the state. One of the bonds we purchased this year was issued by Lancaster IDAU, Garden Spot Village Project, an adult living facility located on 104 acres of Lancaster County countryside near New Holland. Our research indicated this community has a history of sound financial performance, substantial community support and a growing waiting list of prospective residents. We rely on our internal research to discern the true values in sectors that we think offer the best long-term return prospects. Pennsylvania is the second-fastest "graying" state (after Florida) with a growing population over the age of 65. We feel that, in the long term, these demographic trends will spur increased demand for the adult care services that communities such as Garden Spot Village provide.
     Our approach to the municipal bond market is decidedly bottom-up. The combination of our internal research capabilities, diverse portfolio holdings and opportunistic trading strategies work in concert toward our primary goal -- generating income for our shareholders. Since 84% of a bond's 10-year total return is derived from income, according to the Lehman Brothers 10-Year Aggregate Bond Index,(3) we feel confident that an income-oriented approach serves Pennsylvania municipal bond investors best over the longer term.


2. See Statement of Investments for a complete listing of portfolio holdings.
3. Bonds as represented by the Lehman Brothers 10-Year Aggregate Bond Index, a broad-based index of domestic bonds, as of ten years ended 6/30/00.


7 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET

[sidebar]
     The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In the case of Class A shares, performance is measured from inception on September 18, 1989. In the case of Class B and Class C shares, performance is measured from inception of each Class on May 3, 1993 and August 29, 1995, respectively. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares. Also note that in 1996 the Fund changed its fiscal year end from December 31 to July 31.
     The Fund's tax-free performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, exempt from federal tax, but generally not state or local income taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.
     The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate, and the Lipper PA Municipal Bond Fund Average, which includes funds that invest primarily in securities exempt from Pennsylvania State income taxes, without considering sales charges. It is an unmanaged index and also cannot be purchased directly by investors. Index performance information for Class A, B and C shares began on 9/30/89, 4/30/93 and 8/31/95, respectively.
[end sidebar]

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Pennsylvania Municipal Fund, the Lehman Brothers Municipal Bond Index and the Lipper Pennsylvania Municipal Bond Fund Average.


Class A Shares

                              9/18/89 - 7/31/00
Oppenheimer Pennsylvania
Municipal Fund                     $17,877

Lehman Brothers Municipal
Bond Index                         $21,354

Lipper Pennsylvania Municipal
Bond Fund Average                  $20,003

Consumer Price Index               $13,860

Average Annual Total Return of Class A Shares of the Fund at 7/31/00(1)
1-Year (5.71)%     5-Year 3.33%     Life-of-Class 5.51%


Class B Shares

                               5/3/93 - 7/31/00
Oppenheimer Pennsylvania
Municipal Fund                     $12,905

Lehman Brothers Municipal
Bond Index                         $15,039

Lipper Pennsylvania Municipal
Bond Fund Average                  $14,175

Consumer Price Index               $11,993

Average Annual Total Return of Class B Shares of the Fund at 7/31/00(2)
1-Year (6.42)%      5-Year 3.21%     Life-of-Class 3.60%

Class C Shares

                              8/29/95 - 7/31/00
Oppenheimer Pennsylvania
Municipal Fund                     $11,880

Lehman Brothers Municipal
Bond Index                         $13,201

Lipper Pennsylvania Municipal
Bond Fund Average                  $12,553

Consumer Price Index               $11,295

Average Annual Total Return of Class C Shares of the Fund at 7/31/00(3)
1-Year (2.68)%      Life-of-Class 3.58%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/89 for Class A, 4/30/93 for Class B and 8/31/95 for Class
C. During the period, the Manager voluntarily agreed to waive a portion of its management fee. Absent that voluntary waiver, the Fund's total returns would have been less. The Manager withdrew that voluntary waiver effective 6/1/00.
1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total return is shown net of the applicable 5% (one-year), 2% (five-year) and 0% (life-of-class) contingent deferred sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.
3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total return for the one-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance.


8 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2000

                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
=========================================================================================================================
 Municipal Bonds and Notes--105.0%
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania--102.0%
 Allegheny Cnty., PA HDAU RB, Health System, Series A,
 MBIA Insured, 6.50%, 11/15/30(1)                                              Aaa/AAA        $5,000,000       $5,261,300
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA HDAU RB, Health System,
 Series B, 9.25%, 11/15/30(1)                                                 B1/B+/B+         5,000,000        4,638,250
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA HDAU RB, Inverse Floater, 6.50%, 11/15/30(1,2,3)          Aaa/AAA         1,500,000        1,678,575
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA IDAU Airport SPF RRB, USAir, Inc. Project,
 Series A, 8.875%, 3/1/21                                                        B1/B+            40,000           41,036
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA IDAU RRB, Environmental Improvements,
 Series USX-A, 6.70%, 12/1/20                                                Baa2/BBB-            25,000           25,418
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA Residential FAU SFM RB, 5.625%, 11/1/23                    Aaa/NR            10,000            9,592
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA Residential FAU SFM RB, Series M, 7.95%, 6/1/23            Aaa/NR            45,000           46,168
-------------------------------------------------------------------------------------------------------------------------
 Allegheny Cnty., PA Residential FAU SFM RRB, Series Y, 6.60%, 11/1/14          Aaa/NR            25,000           25,379
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RB, J. Ray McDermott Project, 6.80%, 2/1/09         Ba1/BBB-            65,000           65,045
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RB, St. Joe Minerals Corp. Project, 6%, 5/1/07(3)       A2/A            20,000           20,030
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Colt Industries, Inc. Project, 7%, 6/1/08       Baa2/A-            40,000           40,300
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Ohio Edison Co./Mansfield,
 Series A, 7%, 6/1/21                                                      Aaa/AAA/AAA         1,055,000        1,094,468
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Speciality Products Corp., 6.60%, 9/1/10         Aa3/NR            50,000           50,048
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project, 7.625%, 5/1/20    Ba1/BB+/BB           105,000          110,538
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project, 7.75%, 5/1/20     Ba1/BB+/BB            10,000           10,601
-------------------------------------------------------------------------------------------------------------------------
 Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project,
 Series A, 7.75%, 5/1/20                                                    Ba1/BB+/BB         2,000,000        2,141,680
-------------------------------------------------------------------------------------------------------------------------
 Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
 Inverse Floater, 8.132%, 11/10/20(2)                                      Aaa/AAA/AAA         1,000,000        1,110,000
-------------------------------------------------------------------------------------------------------------------------
 Berks Cnty., PA IDAU Manufacturer Facility Development RB,
 Construction Fasteners Project, 6.40%, 3/1/15                                   A1/NR            75,000           75,019
-------------------------------------------------------------------------------------------------------------------------
 Bucks Cnty., PA IDAU RB, HCF-Chandler Hall, 6.30%, 5/1/29                       NR/NR         1,300,000        1,119,703
-------------------------------------------------------------------------------------------------------------------------
 Cambria Cnty., PA IDAU PC RRB, Bethlehem Steel
 Corp. Project, 7.50%, 9/1/15                                                    NR/NR           355,000          357,801
-------------------------------------------------------------------------------------------------------------------------
 Carbon Cnty., PA HA RRB, Gnaden Huetten Memorial Hospital,
 Series A, AMBAC Insured, 7%, 11/15/14                                     Aaa/AAA/AAA           140,000          143,721
-------------------------------------------------------------------------------------------------------------------------
 Carbon Cnty., PA IDAU RRB, Panther Creek Partners Project,
 6.65%, 5/1/10                                                                 NR/BBB-         1,500,000        1,514,460
-------------------------------------------------------------------------------------------------------------------------
 Columbia Cnty., PA HA Healthcare RRB, Bloomsburg
 Hospital Project, 5.90%, 6/1/29                                               NR/BBB-           370,000          296,825
-------------------------------------------------------------------------------------------------------------------------
 Crawford Cnty., PA HA Senior Living Facilities RRB, 6.25%, 8/15/29          NR/NR/BBB         1,000,000          877,300
-------------------------------------------------------------------------------------------------------------------------
 Cumberland Cnty., PA Municipal Authority RRB,
 Presbyterian Homes Project, 6%, 12/1/26                                       NR/A /A           125,000          118,434
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA Authority First Mtg. RB, White Horse
 Village Project, Series A, 7.625%, 7/1/30                                       NR/NR           750,000          758,835
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA Authority RB, Villanova University Project,
 MBIA Insured, Prerefunded, 6.90%, 8/1/16                                      Aaa/AAA           230,000          235,200
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA College Authority RRB, Neumann College,
 Series A, 5.375%, 10/1/26                                                     NR/BBB-           300,000          256,950
-------------------------------------------------------------------------------------------------------------------------
 Delaware Cnty., PA IDAU PC RRB, Series A, 7.375%, 4/1/21                       Baa2/A            35,000           36,152

9 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 Delaware Cnty., PA Regional Water & Sewer Quality Control
 Authority RB, Series A, MBIA Insured, 7%, 5/1/12                              Aaa/AAA        $   15,000       $   15,030
-------------------------------------------------------------------------------------------------------------------------
 Delaware Valley, PA Regional FAU RB, Series C, AMBAC Insured,
 Inverse Floater, 6.152%, 8/1/18(2)                                        Aaa/AAA/AAA         1,250,000        1,207,812
-------------------------------------------------------------------------------------------------------------------------
 Erie, PA Municipal Airport Authority General RB,
 Series B, 5.875%, 7/1/16                                                      NR/BBB-           245,000          225,383
-------------------------------------------------------------------------------------------------------------------------
 Lancaster Cnty., PA HA RB, St. Anne's Home
 Health Center, 6.625%, 4/1/28                                                   NR/NR           300,000          267,777
-------------------------------------------------------------------------------------------------------------------------
 Lancaster, PA IDAU RRB, Garden Spot Village Project,
 Series A, 7.625%, 5/1/31                                                        NR/NR         1,650,000        1,661,962
-------------------------------------------------------------------------------------------------------------------------
 Lawrence Cnty., PA IDAU PC RRB, PA Power Co. New
 Castle Project, Series A, 7.15%, 3/1/17                                      Baa2/BB+            20,000           20,570
-------------------------------------------------------------------------------------------------------------------------
 Lebanon Cnty., PA HFAU Health Center RB, Series A, 6.625%, 12/15/29             NR/NR           440,000          404,712
-------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Bible Fellowship Project-A, 6%, 12/15/23               NR/NR         1,000,000          841,450
-------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%, 11/1/18                NR/NR         4,220,000        3,564,212
-------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%, 11/1/23                NR/NR         3,000,000        2,469,660
-------------------------------------------------------------------------------------------------------------------------
 Luzerne Cnty., PA IDAU Exempt Facilities RB, Pennsylvania
 Gas & Water Co. Project, Series B, 7.125%, 12/1/22                              A3/NR            25,000           26,483
-------------------------------------------------------------------------------------------------------------------------
 Luzerne Cnty., PA IDAU Exempt Facilities RB, Pennsylvania
 Gas & Water Co. Project, Series B, AMBAC Insured, 7.125%, 12/1/22         Aaa/AAA/AAA            10,000           10,655
-------------------------------------------------------------------------------------------------------------------------
 Luzerne Cnty., PA IDAU Exempt Facilities RRB, Pennsylvania
 Gas & Water Co. Project, Series A, 7.20%, 10/1/17                                A3/A           390,000          412,686
-------------------------------------------------------------------------------------------------------------------------
 Mercer Cnty., PA IDAU RRB, Zero Coupon, 7.06%, 1/15/13(4)                      NR/AAA         2,430,000        1,010,224
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA Health & HEFAU RB,
 Temple Continuing Care Center, 6.75%, 7/1/29                                    NR/NR         3,500,000        3,085,495
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA HEFAU RB, Philadelphia
 Geriatric Center, 7.375%, 12/1/30                                               NR/NR           700,000          661,017
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA Higher Education & Health Authority RB,
 Temple Continuing Care Center Project, 6.625%, 7/1/19                           NR/NR            50,000           44,664
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU PC PA Electric Co. RRB,
 Series A, 7.60%, 4/1/21                                                        Baa2/A            25,000           25,866
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU PC RRB, Series B,
 MBIA Insured, 6.70%, 12/1/21                                                  Aaa/AAA            80,000           83,378
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU Retirement Community RRB,
 Adult Communities Total Services, Series A, 5.875%, 11/15/22                    NR/A-           370,000          335,675
-------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., PA IDAU RRB, 7.50%, 1/1/12                                     NR/A         1,725,000        1,772,731
-------------------------------------------------------------------------------------------------------------------------
 Northampton Cnty., PA HA RB, Unrefunded Balance,
 MBIA-IBC Insured, 7.875%, 1/1/19                                              Aaa/AAA            25,000           25,314
-------------------------------------------------------------------------------------------------------------------------
 Northampton Cnty., PA HA RRB, Easton Hospital,
 Series A, 6.35%, 1/1/06                                                       Aaa/AAA            20,000           20,986
-------------------------------------------------------------------------------------------------------------------------
 Northeastern PA Education & HA RRB, Kings College Project,
 Series B, 6%, 7/15/18                                                          NR/BBB            25,000           24,515
-------------------------------------------------------------------------------------------------------------------------
 Northhampton Cnty., PA IDAU RRB, PC Bethlehem Steel, 7.55%, 6/1/17              NR/NR           480,000          484,147
-------------------------------------------------------------------------------------------------------------------------
 Northumberland Cnty., PA Lease RB, Career & Arts Center
 Project, 6.65%, 9/15/20                                                         NR/NR         1,350,000        1,313,145

10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 PA EDFAU Facilities RB, National Gypsum Co., Series A, 6.25%, 11/1/27           NR/NR        $3,500,000       $3,185,980
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU Facilities RB, National Gypsum Co., Series B, 6.125%, 11/2/27          NR/NR         6,500,000        5,818,475
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RR RB, Colver Project, Series D, 7.15%, 12/1/18                      NR/BBB-         3,000,000        3,062,160
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RR RB, Northampton Generating, Series A, 6.50%, 1/1/13               NR/BBB-         1,450,000        1,417,360
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RRB, Colver Project, Series D, 7.125%, 12/1/15                       NR/BBB-         1,500,000        1,536,075
-------------------------------------------------------------------------------------------------------------------------
 PA EDFAU Wastewater Treatment RB, Sun Co., Inc., R & M Project,
 Series A, 7.60%, 12/1/24                                                     Baa2/BBB         2,225,000        2,333,691
-------------------------------------------------------------------------------------------------------------------------
 PA FAU RRB, Municipal Capital Improvements Program, 6.60%, 11/1/09               NR/A            35,000           37,210
-------------------------------------------------------------------------------------------------------------------------
 PA GOUN, First Series, 6.375%, 9/15/07                                      Aa3/AA/AA           100,000          104,019
-------------------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series A, AMBAC Insured, 7.05%, 10/1/16          Aaa/AAA/AAA            75,000           80,842
-------------------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series B, AMBAC Insured,
 Inverse Floater, 7.683%, 3/1/22(2)                                        Aaa/AAA/AAA         1,250,000        1,289,063
-------------------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series C, AMBAC Insured, 7.15%, 9/1/21           Aaa/AAA/AAA           100,000          107,718
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU College & University RRB, Temple University, 7.40%, 10/1/10             NR/A             5,000            5,020
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU Health Services RRB, University of Pennyslvania
 Health Services, Series A, 5.75%, 1/1/17                                         A3/A            35,000           31,095
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, Dickinson College, 6%, 8/1/01                                   NR/BBB+           100,000          100,100
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, University of Pennsylvania Health Services,
 Series B, 5.875%, 1/1/15                                                         A3/A            10,000            9,236
-------------------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, Unrefunded Balance, Series A,
 MBIA Insured, 6.625%, 8/15/09                                                 Aaa/AAA           305,000          321,891
-------------------------------------------------------------------------------------------------------------------------
 PA HFA RB, Series 67A, Inverse Floater, 7.77%, 10/1/18(2,3)                     NR/NR         2,000,000        2,021,880
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, 6.75%, 10/1/14                                                 Aa2/AA+            15,000           15,517
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, 6.85%, 4/1/16                                                  Aa2/AA+           325,000          336,092
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Inverse Floater, 9.356%, 10/3/23(2)                            Aa2/AA+         1,000,000        1,065,000
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 30, 7.30%, 10/1/17                                      Aa2/AA+            30,000           30,589
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 34B, 7%, 4/1/24                                         Aa2/AA+         1,315,000        1,364,562
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 40, 6.80%, 10/1/15                                      Aa2/AA+         2,000,000        2,082,200
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 40, 6.90%, 4/1/25                                       Aa2/AA+           145,000          151,954
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 44C, 6.65%, 10/1/21                                     Aa2/AA+         1,000,000        1,043,540
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 51, 6.30%, 10/1/15                                      Aa2/AA+            50,000           50,692
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series 54A, 6.15%, 10/1/22                                     Aa2/AA+            25,000           25,112
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RB, Series Y, 6.60%, 4/1/27                                        Aa2/AA+            25,000           25,818
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 1991-31A, 6.80%, 10/1/02                               Aa2/AA+            25,000           25,426
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 1991-31A, 6.80%, 10/1/17                               Aa2/AA+            25,000           25,351
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 1991-31A, 7%, 10/1/05                                  Aa2/AA+           300,000          307,980
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 33, 6.90%, 4/1/17                                      Aa2/AA+            15,000           15,377
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 39B, 6.875%, 10/1/24                                   Aa2/AA+         3,015,000        3,155,710
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 41B, 6.30%, 4/1/09                                     Aa2/AA+            10,000           10,078
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 41B, 6.45%, 10/1/12                                    Aa2/AA+            10,000           10,208
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 41B, 6.65%, 4/1/25                                     Aa2/AA+            55,000           56,425
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 42, 4/1/25                                             Aa2/AA+           185,000          193,005
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 46, 6.30%, 10/1/27                                     Aa2/AA+            20,000           20,170
-------------------------------------------------------------------------------------------------------------------------
 PA HFA SFM RRB, Series 50B, 6.35%, 10/1/27                                    Aa2/AA+            50,000           51,709
-------------------------------------------------------------------------------------------------------------------------
 PA TUCM RRB, Series L, MBIA Insured, 6%, 6/1/15                               Aaa/AAA            40,000           40,635

11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 Philadelphia, PA Airport RB, 6%, 6/15/15                                  Aaa/AAA/AAA        $  100,000      $   102,391
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RB, Frankford Hospital,
 Series A, 6%, 6/1/23                                                          A3/NR/A            40,000           40,556
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Jeanes Health System Project, 6.60%, 7/1/10                                 Baa3/BBB+         3,560,000        3,441,879
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Jeanes Hospital Project, 5.875%, 7/1/17                                     Baa3/BBB+         1,500,000        1,285,710
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Temple University Hospital, Series A, 6.50%, 11/15/08                       Baa2/BBB+            15,000           14,679
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 Temple University Hospital, Series A, 6.625%, 11/15/23                      Baa2/BBB+         4,330,000        3,988,536
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA IDAU HCF RRB, Baptist Home of Philadelphia,
 Series A, 5.60%, 11/15/28                                                       NR/NR         2,450,000        1,942,066
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA IDAU RB, First Mtg.-Crime Prevention Assn.,
 6.125%, 4/1/19                                                                  NR/NR         1,550,000        1,425,566
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Redevelopment Authority Home Mtg. RB,
 Series A, 10.25%, 6/1/17                                                         A1/A            30,000           30,668
-------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Regional POAU Lease RB, MBIA Insured,
 Inverse Floater, 8.03%, 9/1/20(2)                                             Aaa/AAA         2,100,000        2,189,250
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RRB, Series C, 6.55%, 4/1/28                           Aa1/A         1,590,000        1,615,631
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA SFM RRB, Series B, 7.125%, 4/1/15                           Aa1/A         1,000,000        1,030,210
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RRB, Series A, 6.05%, 10/1/26                          Aa1/A            45,000           45,215
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RB, FHA Insured Mtg. Loan Projects,
 Series C, 7%, 8/1/06                                                           Aa2/NR            10,000           10,293
-------------------------------------------------------------------------------------------------------------------------
 Pittsburgh, PA URDA Mtg. RRB, Series H, 6.85%, 4/1/16                         Aa1/AAA            25,000           25,458
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RB, Tioga Nursing Facility Project,
 Series A, AMBAC Insured, 7.25%, 10/1/10                                   Aaa/AAA/AAA           300,000          306,588
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RRB, Guthrie Healthcare System,
 Series A, AMBAC Insured, 7%, 3/1/11                                           Aaa/AAA            50,000           51,634
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RRB, Guthrie Healthcare System,
 Series A, AMBAC Insured, 7.10%, 3/1/17                                        Aaa/AAA            60,000           61,999
-------------------------------------------------------------------------------------------------------------------------
 Sayre, PA HCF Authority RRB, VHA-CAP Asset Finance Program,
 Series C, AMBAC Insured, 7.70%, 12/1/15                                     NR/NR/AAA            10,000           10,201
-------------------------------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
 Resources, Inc., 6.50%, 1/1/10                                              NR/NR/BB+           845,000          828,666
-------------------------------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA RA Lease RB, Series A,
 FGIC Insured, 7.125%, 6/1/13                                              Aaa/AAA/AAA            50,000           52,028
-------------------------------------------------------------------------------------------------------------------------
 St. Mary HA Langhorne, PA RB, 7%, 7/1/09                                  Aaa/AAA/AAA            70,000           70,832
-------------------------------------------------------------------------------------------------------------------------
 St. Mary HA Langhorne, PA RRB, Franciscan Health Project,
 Series B, BIG Insured, 7%, 7/1/14                                         Aaa/AAA/AAA           500,000          505,950
-------------------------------------------------------------------------------------------------------------------------
 Westmoreland Cnty., PA IDAU RRB, Redstone HCF, 5.85%, 11/15/29                  NR/NR         2,030,000        1,635,835
                                                                                                              -----------
                                                                                                               94,451,183

12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                              Ratings:
                                                                              Moody's/                             Market
                                                                             S&P/Fitch         Principal            Value
                                                                           (Unaudited)            Amount       See Note 1
-------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--3.0%
 Guam Water System RB, FSA Insured, 7%, 7/1/09                             Aaa/AAA/AAA        $  100,000      $   103,051
-------------------------------------------------------------------------------------------------------------------------
 PR CMWLTH GORB, MBIA Insured, Inverse Floater, 7.284%, 7/1/08(2)              Aaa/AAA         1,000,000        1,061,250
-------------------------------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB, Unrefunded Balance,
 Series A, 7.90%, 7/1/07                                                     Baa1/BBB+            25,000           25,513
-------------------------------------------------------------------------------------------------------------------------
 PR CMWLTH Urban Renewal & Housing Corp.
 Refunding Bonds, 7.875%, 10/1/04                                             Baa3/BBB           390,000          398,662
-------------------------------------------------------------------------------------------------------------------------
 PR HFA MH RRB, Portfolio A-I, 7.50%, 10/1/15                                    NR/AA            30,000           30,657
-------------------------------------------------------------------------------------------------------------------------
 PR HFA SFM RB, Portfolio 1-C, 6.75%, 10/15/13                                 Aaa/AAA            10,000           10,255
-------------------------------------------------------------------------------------------------------------------------
 PR POAU SPF RB, American Airlines, Series A, 6.30%, 6/1/23                  Baa3/BBB-            35,000           34,912
-------------------------------------------------------------------------------------------------------------------------
 PR Public Buildings Authority Public Education & HF RRB,
 Series I, 6%, 7/1/12                                                           Baa1/A           175,000          175,203
-------------------------------------------------------------------------------------------------------------------------
 Rio Grande, PR CMWLTH Municipal Lease Purchase
 Agreement Bonds, 8%, 12/10/03                                                   NR/NR           970,492          982,516
                                                                                                              -----------
                                                                                                                2,822,019
-------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $100,211,065)                                                   105.0%      97,273,202
-------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                              (5.0)      (4,633,358)
                                                                                              ---------------------------
 Net Assets                                                                                        100.0%     $92,639,844
                                                                                              ===========================



Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP       Capital Appreciation                               HFA      Housing Finance Agency
CMWLTH    Commonwealth                                       HFAU     Health Facilities Authority
EDFAU     Economic Development Finance Authority             IDAU     Industrial Development Authority
FAU       Finance Authority                                  MH       Multifamily Housing
GP        General Purpose                                    PC       Pollution Control
GOB       General Obligation Bonds                           POAU     Port Authority
GORB      General Obligation Refunding Bonds                 RA       Redevelopment Agency
GOUN      General Obligation Unlimited Nts.                  RB       Revenue Bonds
HA        Hospital Authority                                 RR       Resource Recovery
HCF       Health Care Facilities                             RRB      Revenue Refunding Bonds
HDAU      Hospital Development Authority                     SFM      Single Family Mtg.
HEAA      Higher Education Assistance Agency                 SPF      Special Facilities
HEFAU     Higher Educational Facilities Authority            TUCM     Turnpike Commission
HF        Health Facilities                                  URDA     Urban Redevelopment Authority

1. When-issued security to be delivered and settled after July 31, 2000.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,622,830 or 12.55% of the Fund's net assets as of July 31, 2000.
3. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

As of July 31, 2000, securities subject to the alternative minimum tax amount to $33,469,423 or 36.13% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                    Market Value            Percent
----------------------------------------------------------------------------
Hospital/Healthcare                          $23,012,523               23.7%
Adult Living Facilities                       13,256,152               13.6
Single Family Housing                         13,144,036               13.5
Resource Recovery                             12,465,144               12.8
Manufacturing, Durable Goods                   9,427,301                9.7
Not-for-Profit Organization                    7,795,113                8.0
Pollution Control                              2,850,837                2.9
Marine/Aviation Facilities                     2,700,690                2.8
Municipal Leases                               2,522,892                2.6
General Obligation                             2,275,269                2.3
Multi-Family Housing                           2,238,577                2.3
Student Loans                                  1,369,905                1.4
Electric Utilities                             1,272,328                1.3
Education                                      1,207,813                1.2
Higher Education                                 988,340                1.0
Water Utilities                                  530,768                0.5
Manufacturing, Non-Durable Goods                  75,019                0.1
Sales Tax                                         62,722                0.1
Gas Utilities                                     37,138                0.1
Highways                                          40,635                0.1
                                             -------------------------------
Total                                        $97,273,202              100.0%
                                             ===============================

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS & LIABILITIES  July 31, 2000

=========================================================================================================================
 Assets

 Investments, at value (cost $100,211,065)--see accompanying statement                                       $ 97,273,202
-------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                             743,918
-------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $577,567 sold on a when-issued basis)                                             13,359,196
 Interest                                                                                                       1,493,186
 Shares of beneficial interest sold                                                                               104,633
 Other                                                                                                                598
                                                                                                             ------------
 Total assets                                                                                                 112,974,733

=========================================================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased (including $11,525,561 purchased on a when-issued basis)                                19,769,841
 Dividends                                                                                                        298,228
 Shares of beneficial interest redeemed                                                                           107,459
 Trustees' compensation                                                                                            80,109
 Transfer and shareholder servicing agent fees                                                                     12,073
 Distribution and service plan fees                                                                                10,652
 Other                                                                                                             56,527
                                                                                                             ------------
 Total liabilities                                                                                             20,334,889

=========================================================================================================================
 Net Assets                                                                                                  $ 92,639,844
                                                                                                             ============

=========================================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                                             $ 99,202,436
-------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                                5,968
-------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                      (3,630,697)
-------------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                                    (2,937,863)
                                                                                                             ------------
 Net Assets                                                                                                  $ 92,639,844
                                                                                                             ============

=========================================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $64,336,138
 and 5,704,930 shares of beneficial interest outstanding)                                                          $11.28
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                   $11.84
-------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,696,363
 and 1,924,591 shares of beneficial interest outstanding)                                                          $11.27
-------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,607,343
 and 586,410 shares of beneficial interest outstanding)                                                            $11.27

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2000

=========================================================================================================================
 Investment Income

 Interest                                                                                                     $ 6,577,521

=========================================================================================================================
 Expenses

 Management fees                                                                                                  565,820
-------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                           96,428
 Class B                                                                                                          214,013
 Class C                                                                                                           55,459
-------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                                                 129,262
-------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                     69,222
-------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                               61,571
-------------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                            27,363
-------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                       13,842
-------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                             29,773
                                                                                                              -----------
 Total expenses                                                                                                 1,262,753
 Less expenses paid indirectly                                                                                     (7,853)
 Less waiver of expenses                                                                                          (50,719)
                                                                                                              -----------
 Net expenses                                                                                                   1,204,181

=========================================================================================================================
 Net Investment Income                                                                                          5,373,340

=========================================================================================================================
 Realized and Unrealized Loss

 Net realized loss on investments                                                                              (2,078,025)
-------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                                          (4,958,174)
                                                                                                              -----------
 Net realized and unrealized loss                                                                              (7,036,199)

=========================================================================================================================
 Net Decrease in Net Assets Resulting from Operations                                                         $(1,662,859)
                                                                                                              ===========

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                                                                2000             1999
=========================================================================================================================
 Operations

 Net investment income                                                                      $  5,373,340     $  4,876,517
-------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                            (2,078,025)        (106,698)
-------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                                        (4,958,174)      (3,152,830)
                                                                                            -----------------------------
 Net increase (decrease) in net assets resulting from operations                              (1,662,859)       1,616,989

=========================================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                                      (3,934,408)      (3,432,062)
 Class B                                                                                      (1,086,946)        (957,717)
 Class C                                                                                        (282,650)        (235,856)

=========================================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                                      (3,393,495)       6,194,843
 Class B                                                                                        (944,328)       2,794,536
 Class C                                                                                       1,119,024          803,073

=========================================================================================================================
 Net Assets

 Total increase (decrease)                                                                   (10,185,662)       6,783,806
-------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                         102,825,506       96,041,700
                                                                                            -----------------------------
 End of period [including undistributed (overdistributed) net investment
 income of $5,968 and $(63,368), respectively]                                              $ 92,639,844     $102,825,506
                                                                                            =============================


See accompanying Notes to Financial Statements.


17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class A                                                 2000         1999         1998        1997       1996(1)       1995
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.08       $12.42       $12.45      $12.01        $12.36     $11.19
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .67          .63          .61         .70           .40        .68
 Net realized and unrealized gain (loss)                 (.81)        (.37)          --         .43          (.35)      1.18
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.14)         .26          .61        1.13           .05       1.86
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.66)        (.60)        (.64)       (.69)         (.40)      (.67)
 Dividends in excess of net investment income              --           --           --          --            --       (.02)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.66)        (.60)        (.64)       (.69)         (.40)      (.69)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.28       $12.08       $12.42      $12.45        $12.01     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                    (1.00)%       2.01%        4.99%       9.68%         0.44%     16.94%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $64,336      $72,794      $68,720     $68,280       $64,391    $66,483
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $67,252      $71,835      $69,202     $65,710       $64,997    $64,901
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.93%        5.03%        4.82%       5.79%         5.71%      5.68%
 Expenses                                                1.10%        0.95%        1.00%(4)    0.93%(4)      1.03%(4)   1.02%(4)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.06%        0.90%        0.93%       0.90%          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class B                                                 2000         1999         1998        1997       1996(1)       1995
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.07       $12.42       $12.45      $12.01        $12.36     $11.19
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .58          .53          .52         .61           .35        .59
 Net realized and unrealized gain (loss)                 (.81)        (.38)          --         .42          (.35)      1.17
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.23)         .15          .52        1.03            --       1.76
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.57)        (.50)        (.55)       (.59)         (.35)      (.57)
 Dividends in excess of net investment income              --           --           --          --            --       (.02)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.57)        (.50)        (.55)       (.59)         (.35)      (.59)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.27       $12.07       $12.42      $12.45        $12.01     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                    (1.75)%       1.16%        4.20%       8.86%        (0.01)%    16.06%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $21,696      $24,206      $22,124     $19,339       $16,005    $14,466
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $21,368      $23,845      $20,969     $17,243       $15,085    $12,183
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.16%        4.26%        4.10%       5.02%         4.94%      4.89%
 Expenses                                                1.96%        1.80%        1.75%(4)    1.78%(4)      1.89%(4)   1.89%(4)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.82%        1.65%        1.68%       1.65%         1.79%      1.78%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                                                                                             Year       Year
                                                                                                            Ended      Ended
                                                                                                         July 31,   Dec. 31,
 Class C                                                 2000         1999         1998        1997       1996(1)    1995(2)
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.07       $12.41       $12.44      $12.00        $12.36     $11.91
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .57          .53          .51         .60           .34        .21
 Net realized and unrealized gain (loss)                 (.80)        (.37)          --         .43          (.36)       .45
                                                       ---------------------------------------------------------------------
 Total income (loss) from investment operations          (.23)         .16          .51        1.03          (.02)       .66
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.57)        (.50)        (.54)       (.59)         (.34)      (.21)
 Dividends in excess of net investment income              --           --           --          --            --         --
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.57)        (.50)        (.54)       (.59)         (.34)      (.21)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.27       $12.07       $12.41      $12.44        $12.00     $12.36
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(3)                    (1.75)%       1.25%        4.20%       8.84%        (0.15)%     5.55%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $6,607       $5,826       $5,198      $2,611          $482       $264
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $5,542       $5,867       $4,063      $1,390          $296       $ 51
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   5.16%        4.26%        4.28%       4.99%         4.83%      4.40%
 Expenses                                                1.95%        1.80%        1.76%(5)    1.79%(5)      1.97%(5)   2.07%(5)
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.81%        1.65%        1.67%       1.66%         1.87%      1.96%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   98%          37%          35%         22%            6%        31%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer- supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $10,947,994.
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

          Expiring
          ------------------------------------------------
          2002                                    $834,493
          ------------------------------------------------
          2003                                     290,707
          ------------------------------------------------
          2004                                      27,458
          ------------------------------------------------
          2006                                     292,959
          ------------------------------------------------
          2007                                     106,698
          ------------------------------------------------
          2008                                     321,862

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $11,622 was made for the Fund's projected benefit obligations and payments of $2,133 were made to retired trustees, resulting in an accumulated liability of $70,423 as of July 31, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.


22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                           Year Ended July 31, 2000              Year Ended July 31, 1999
                                                            Shares           Amount              Shares            Amount
-------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                     1,513,143     $ 17,156,475           1,238,583      $ 15,411,150
Dividends and/or distributions reinvested                  205,734        2,324,177             175,431         2,182,442
Redeemed                                                (2,041,709)     (22,874,147)           (918,356)      (11,398,749)
                                                        -----------------------------------------------------------------
Net increase (decrease)                                   (322,832)    $ (3,393,495)            495,658      $  6,194,843
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                       625,212     $  7,034,655             568,446      $  7,057,504
Dividends and/or distributions reinvested                   52,212          589,440              44,913           558,600
Redeemed                                                  (757,637)      (8,568,423)           (389,892)       (4,821,568)
                                                        -----------------------------------------------------------------
Net increase (decrease)                                    (80,213)    $   (944,328)            223,467      $  2,794,536
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                       333,624     $  3,727,992             196,171      $  2,436,879
Dividends and/or distributions reinvested                   18,259          205,216              14,078           175,032
Redeemed                                                  (248,221)      (2,814,184)           (146,208)       (1,808,838)
                                                        -----------------------------------------------------------------
Net increase                                               103,662     $  1,119,024              64,041      $    803,073
                                                        =================================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $95,947,343 and $94,782,604, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $100,211,425 was:

          Gross unrealized appreciation          $ 1,318,249
          Gross unrealized depreciation           (4,257,054)
                                                 -----------
          Net unrealized depreciation            $(2,938,805)
                                                 ===========


23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager had voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets. Effective June 1, 2000, the voluntary waiver was withdrawn. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.60%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                 Aggregate            Class A        Commissions         Commissions         Commissions
                                 Front-End          Front-End         On Class A          On Class B          On Class C
                             Sales Charges      Sales Charges             Shares              Shares              Shares
                                On Class A        Retained by        Advanced by         Advanced by         Advanced by
Year Ended                          Shares        Distributor     Distributor(1)      Distributor(1)      Distributor(1)
------------------------------------------------------------------------------------------------------------------------
July 31, 2000                     $281,206            $53,378             $8,876            $250,985             $30,866

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A                               Class B                                 Class C
                      Contingent Deferred                   Contingent Deferred                     Contingent Deferred
                            Sales Charges                         Sales Charges                           Sales Charges
Year Ended        Retained by Distributor               Retained by Distributor                 Retained by Distributor
-----------------------------------------------------------------------------------------------------------------------
July 31, 2000                         $--                               $80,345                                  $4,406

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $96,428 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $5,685 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Management Fees and Other Transactions with Affiliates Continued
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                                                      Distributor's        Distributor's
                                                                                          Aggregate         Unreimbursed
                                                                                       Unreimbursed        Expenses as %
                                          Total Payments      Amount Retained              Expenses        of Net Assets
                                              Under Plan       by Distributor            Under Plan             of Class
--------------------------------------------------------------------------------------------------------------------------
Class B Plan                                    $214,013             $171,009              $801,015                  3.69%
Class C Plan                                      55,459               21,828               102,309                  1.55

================================================================================
5. Illiquid Securities
As of July 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2000, was $3,720,485, which represents 4.02% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
6. Bank Borrowings
The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had no borrowings outstanding at July 31, 2000. For the year ended July 31, 2000, the average monthly loan balance was $2,043,686 at an average interest rate of 6.388%. The maximum amount of borrowings outstanding at any month-end was $5,700,000. The interest expense for the year ended July 31, 2000, was $129,262.


25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Pennsylvania Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Denver, Colorado
August 21, 2000


26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the year ended July 31, 2000 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


 A Series of Oppenheimer Multi-State Municipal Trust
========================================================================================
 Officers and Trustees           Leon Levy, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of Trustees
                                 Bridget A. Macaskill, Trustee and President
                                 Robert G. Galli, Trustee
                                 Phillip A. Griffiths, Trustee
                                 Benjamin Lipstein, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Clayton K. Yeutter, Trustee
                                 Ronald H. Fielding, Vice President
                                 Anthony A. Tanner, Vice President
                                 Andrew J. Donohue, Secretary
                                 Brian W. Wixted, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer
                                 Robert G. Zack, Assistant Secretary

========================================================================================
 Investment Advisor              OppenheimerFunds, Inc.

========================================================================================
 Distributor                     OppenheimerFunds Distributor, Inc.

========================================================================================
 Transfer and Shareholder        OppenheimerFunds Services
 Servicing Agent

========================================================================================
 Custodian of                    Citibank, N.A.
 Portfolio Securities

========================================================================================
 Independent Auditors            KPMG LLP

========================================================================================
 Legal Counsel                   Mayer, Brown & Platt

                                 This is a copy of a report to shareholders of
                                 Oppenheimer Pennsylvania Municipal Fund. For other
                                 material information concerning the Fund, see the
                                 Prospectus.

                                 Shares of Oppenheimer funds are not deposits or
                                 obligations of any bank, are not guaranteed by any
                                 bank, are not insured by the FDIC or any other agency,
                                 and involve investment risks, including the possible
                                 loss of the principal amount invested.

                                 Oppenheimer funds are distributed by OppenheimerFunds
                                 Distributor, Inc., Two World Trade Center, New York, NY
                                 10048-0203.

                                 (C)Copyright 2000 OppenheimerFunds, Inc. All rights
                                 reserved.


28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MUNICIPAL BONDS--THE COMMUNITY INVESTMENT


     When you invest in municipal securities through a mutual fund, your dollars are being put to work primarily in your state's communities -- buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In Pennsylvania, the interest is also free from Philadelphia and Pittsburgh local income taxes.
     Many investors consider this the primary advantage of a municipal bond fund like the Oppenheimer Pennsylvania Municipal Fund. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in Pennsylvania. Private colleges, community-based nonprofit organizations, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.
     When you review the enclosed listing of the Fund's portfolio holdings, you're likely to find many projects that help to improve the standard of living in your community. It's one of the -- admittedly few -- advantages of the current tax code: the ability to earn tax-free income and be supportive of the great state of Pennsylvania.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.


YOUR FUND'S ALLOCATION OF CREDITS

     By combining 79% investment-grade municipal bonds with carefully researched unrated issues, which may be comparable to below-investment-grade issues, we enhance yield while diversifying the Fund's portfolio.

[pie chart]
AAA            21.7%
AA             12.7%
A               3.2%
BBB            41.3%
BB              3.2%
B               4.8%
Not Rated      13.1%
[end pie chart]

Sector allocation data are as of 7/31/00, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard and Poor's rating group are included in the equivalent Standard and Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization, but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

[back cover]

[logo]Oppenheimer
      Pennsylvania
      Municipal Fund

INFORMATION AND SERVICES

     As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website -- we're here to help.

Internet                                        www.oppenheimerfunds.com
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24-hr access to account information and transactions

General Information                             1.800.525.7048
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

Telephone Transactions                          1.800.852.8457
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PhoneLink                                       1.800.533.3310
-------------------------------------------------------------------------
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Telecommunications Device for the Deaf (TDD)    1.800.843.4461
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OppenheimerFunds Market Hotline                 1.800.835.3104
-------------------------------------------------------------------------
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

Transfer and Shareholder Servicing Agent
---------------------------------------------------------------------
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

---------------------------------------------------------------------
Ticker Symbols   Class A: OPATX   Class B: OPABX   Class C: OPACX


RA0740.001.0700      September 29, 2000

[sidebar]
     This annual report is for the information of shareholders of Oppenheimer Pennsylvania Municipal Fund. It must be preceded or accompanied by a current Prospectus for the Fund.
     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
     Call our Toll-Free Customer Service today at 1.800.525.7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.
[end sidebar]
================================================================================
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